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                                                                   EXHIBIT 23


                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement for Hartford Life Insurance Company on Form S-2.



                                                 /S/ ARTHUR ANDERSEN LLP

Hartford, Connecticut
April 8, 1997